Exhibit I


                       Consent of Independent Accountants
                       ----------------------------------


We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statement on Form S-8 (No. 33-28037) of the National Fuel Gas Company Tax-Deferred Savings Plan of our report dated June 13, 1997 appearing on page 4 of this Form 11-K.





Price Waterhouse LLP
Buffalo, New York
June 24, 1997